Exhibit 99.1

There is no public market for the shares of Grubb & Ellis Healthcare REIT II Inc.'s (the "Company's") common stock. Shares of the Company's common stock cannot be readily sold and there are significant restrictions on the ownership, transferability and repurchase of shares of the Company's common stock. If investors are able to sell their shares of the Company's common stock, investors likely would have to sell them at a substantial discount. The Company's offering is a "blind pool" offering because the Company has not identified all of the real estate or real estate-related investments to acquire with the net proceeds from its offering. As a result, investors will not be able to evaluate the economic merits of the Company's investments prior to their purchase. The Company may be unable to invest the net proceeds from its offering on acceptable terms to investors, or at all. Grubb & Ellis Healthcare REIT II Advisor, LLC, the Company's advisor, and its affiliates may receive substantial fees, and the Company may pay substantial expenses, in its offering. The Company is offering shares of its common stock. Investors will not receive an interest in the Company's advisor, or Grubb & Ellis Company, its sponsor, or their affiliates. The Company has limited operating history and limited financing sources. Therefore, investors may not be able to adequately evaluate the Company's ability to achieve its investment objectives. Summary Risk Factors See "Risk Factors" section of prospectus for detailed risk factors.

Until the Company generates operating cash flows sufficient to pay distributions to investors, the Company has and may continue to pay distributions up to 100 percent from the net proceeds of its offering, from borrowings in anticipation of future cash flows or from other sources such as the Company's sponsor. The Company may also be required to sell assets or issue new securities for cash in order to pay distributions. Any such actions could reduce the amount of capital the Company ultimately invests in assets and negatively impact the amount of income available for future distributions. The Company may incur substantial debt, which could hinder its ability to pay distributions to investors or could decrease the value of an investment if the income from, or the value of, the property securing the Company's debt falls. The Company's offering is a "best efforts" offering. If the Company raises substantially less than the maximum offering, the Company may not be able to invest in a diverse portfolio of real estate and real estate-related investments, and the value of an investment may fluctuate more widely with the performance of specific investments. The Company relies on its advisor and its affiliates for the Company's day-to-day operations and the selection of its investments. The Company will pay substantial fees to its advisor and its affiliates for these services, and the agreements governing these fees were not negotiated at arm's-length. In addition, fees payable to the Company's dealer manager and the Company's advisor in its organizational stage are based upon the gross offering proceeds and not on the Company's or its properties' performance. Such agreements may require the Company to pay more than it would if it were using unaffiliated third parties and may not solely reflect investors' interests as stockholders of the Company. Summary Risk Factors

Many of the Company's officers also are officers and employees of its advisor, its sponsor, and other affiliated entities. As a result, the Company's officers will face conflicts of interest, including significant conflicts in allocating time and investment opportunities among the Company and similar programs sponsored by Grubb & Ellis Company, its sponsor. If the Company does not qualify as a REIT, the Company would be subject to federal income tax at regular corporate rates, which would adversely affect its operations and its ability to pay distributions to investors. The amount of distributions the Company may pay, if any, is uncertain. Due to the risks involved in the ownership of real estate, there is no guarantee of any return on an investment in the Company and investors may lose money. The Company is not obligated, through its charter or otherwise, to effectuate a liquidity event, and the Company may not effect a liquidity event within its targeted time frame of five years after the completion of the Company's offering stage, or at all. If the Company does not effect a liquidity event, investors may have to hold their investment in shares of the Company's common stock for an indefinite period of time. Summary Risk Factors

Since 1950, the average life expectancy for those over 65 years of age has increased almost 50 percent (as of 2004).‡ Aging Population †"U.S. Interim Projections by Age, Sex, Race and Hispanic Origin, 2000-2050" U.S. Census Bureau. 14 August 2008 ‡ "Older Americans 2008-Key Indicators of Well Being." Federal Interagency Forum on Aging Related Statistics. 2008. pg 93. † WE MAY NOT BE ABLE TO ACQUIRE ASSETS THAT TAKE ADVANTAGE OF THE AGING POPULATION, RISING HEALTHCARE COSTS, AND GROWING DEMAND.

†"National Healthcare Expenditure Projections 2008-2018 Table 1: National Health Expenditures and Selected Economic Indicators, Levels and Annual Percent Change: Calendar Years 2003-2018." U.S Department for Health and Human Services-Centers for Medicare and Medicaid Services, Office of the Actuary. January 2009. ‡"US Federal Spending-Fiscal Year 2008." Congressional Budget Office. 25 April 2009. Fiscal year ran from October 1, 2007 to September 30, 2007. Healthcare Spending Continues to Rise In 2008, Americans spent more than $2 trillion on healthcare, nearly four times the amount spent on national defense during the fiscal year.†‡ † WE MAY NOT BE ABLE TO ACQUIRE ASSETS THAT TAKE ADVANTAGE OF INCREASING POPULATION, RISING HEALTHCARE COSTS, AND GROWING DEMAND.

Healthcare continues to dominate the list of fastest growing occupations, accounting for more than half of the top 20 jobs between 2006 and 2016.* Strong Job Growth * WE MAY NOT BE ABLE TO ACQUIRE ASSETS THAT TAKE ADVANTAGE OF INCREASING POPULATION, RISING HEALTHCARE COSTS, AND GROWING DEMAND. *Employment, Hours, and Earnings from the Current Employment Statistics Survey (National). Bureau of Labor and Statistics, 8 Jul 2009. Calculation by Grubb & Ellis.

WE MAY NOT BE ABLE TO ACQUIRE ASSETS THAT TAKE ADVANTAGE OF INCREASING POPULATION, RISING HEALTHCARE COSTS, AND GROWING DEMAND. By 2030, six out of ten baby boomers will be managing at least one chronic medical condition.‡ Growing Demand for Facilities †"National Ambulatory Medical Care Survey" Center for Disease Control and Prevention/National Center for Health Statistics, 6 August 2008. ‡When I'm 64: How Boomers Will Change Healthcare" American Hospital Association and First Consulting Group (FCG). May 2007. p 10-11. †

Factors Driving the Need for Facilities Modernization Physician Practice Ownership Decentralization and Specialization Facilities/Real Estate Photographs feature medical facilities acquired by Grubb & Ellis Healthcare REIT II, Inc.

Factors Driving Sale of Facilities to Third Party Owners Redeployment of Capital Regulatory Pressures Compliance Risks

Investment Objectives Preservation, protection and return of capital Regular cash distributions Realize growth in value of investment upon sale of assets

Acquisition Strategy Medical office buildings and other healthcare-related facilities that may produce immediate rental income Properties with long-term leases and currently leased properties Consider favorable demographic and economic trends in marketplace Diversified by property type, location, tenants and lease expiration

Criteria Acquisition Strategy Skilled Nursing Hospital Medical Office Building Assisted Living Government Reimbursement Private Pay Private Insurance Add a picture...

Property Overview As of 5/31/2011 Ennis Medical Office Building Center for Neurosurgery & Spine Dixie-Lobo Medical Office Building Portfolio Hardy Oak Medical Office Building Highlands Ranch Medical Pavilion Surgical Hospital of Humble Lacombe Medical Office Building Joplin Long-Term Acute Care Hospital Lakewood Ranch Medical Office Building Lawton Medical Office Building Portfolio Livingston Medical Arts Pavilion Loma Linda Pediatric Specialty Hospital Muskogee Long-Term Acute Care Hospital Parkway Medical Center Pocatello East Medical Office Building St. Anthony North Medical Office Building St. Vincent Medical Office Building Sylva Medical Office Building Virginia Nursing Facilities Yuma Skilled Nursing Facility Columbia Long-Term Acute Care Hospital Cape Girardeau Long-Term Acute Care Hospital Athens Long-Term Acute Care Hospital Central Arkansas Medical Office Building Portfolio Jersey City Medical Office Building

1986 - 1999 111,000 72%* May 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 5/31/11 Central Arkansas Medical Office Building Portfolio Arkansas

2010 68,000 93%* May 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 5/31/11 Jersey City Medical Office Building Jersey City, New Jersey

2000 - 2002 156,000 100%* May 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 5/18/11 Dixie-Lobo Medical Office Building Portfolio Arkansas, Louisiana, New Mexico, Texas

2003 58,000 94%* April 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 5/18/11 Lakewood Ranch Medical Office Building Bradenton, Florida

1964 40,000 100%* April 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 5/18/11 Yuma Skilled Nursing Facility Yuma, Arizona

2003 42,000 100%* April 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 5/18/11 Hardy Oak Medical Office Building San Antonio, Texas

1985 34,000 100%* March 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Loma Linda Pediatric Specialty Hospital Loma Linda, California

2008 60,000 88.5%* March 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 St. Anthony North Medical Office Building Westminster, Colorado

2008 30,000 95%* December 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Ennis Medical Office Building Ennis, Texas

1985, 2008 62,000 100%* December 2010 Built**: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 **The facility built in 1985 was completely renovated in 2008 Lawton Medical Office Building Portfolio Lawton, Oklahoma

2010 30,000 100%* December 2010 Built**: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 **completely renovated Surgical Hospital of Humble Humble, Texas

2010 45,000 100%* November 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Sylva Medical Office Building Sylva, North Carolina

1989-2004 232,000 100%* September 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Virginia Skilled Nursing Facilities Portfolio Virginia

2006 - 2009 115,000 100%* August 2010 - January 2011 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Landmark Long-Term Acute Care Hospital Portfolio Georgia, Missouri

2007 76,000 100%* July 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Pocatello East Medical Office Building Pocatello, Idaho

1985 51,000 94%* June 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 St. Vincent Medical Office Building Cleveland, Ohio

2007 29,000 100%* June 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Livingston Medical Arts Pavilion Livingston, Texas

2006 37,000 100%* May 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Muskogee Long-Term Acute Care Hospital Muskogee, Oklahoma

1999 37,000 100%* April 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Highlands Ranch Medical Pavilion Highlands Ranch, Colorado

1972 and 1987 88,000 88%* April 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Parkway Medical Center Beachwood, Ohio

2006 33,000 100%* March 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Center for Neurosurgery and Spine Sartell, Minnesota

2004 34,000 100%* March 2010 Built: Gross leasable area: Percent leased: Acquired: *As of 3/31/11 Lacombe Medical Office Building Lacombe, Louisiana

Portfolio Composition* Regional Concentration* West 20% Midwest 17% East 25% South 38% Medical Office Buildings 60% Hospitals 20% Skilled Nursing Facilities 20% Hospitals Medical Office Buildings Skilled Nursing Facilities * Based on purchase price Portfolio as of 5/31/2011

Investment Opportunity Favorable demographic and economic trends Need for more services creating potential demand for more facilities Prudent strategy with experienced team Potential for monthly income and capital appreciation Potential tax advantages on a portion of distributions Further portfolio diversification

For more information, please visit www.gbe-reits.com/healthcare2 You may also contact your wholesaler or dial 877.888.7348.